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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2003

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                         1-2299               34-0117420
              ----                         ------              ----------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation or Organization)             Number)          Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 7.  EXHIBITS

     Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated August 8, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Attached to this filing as Exhibit 99 and incorporated by reference herein is the text of registrant's press release dated August 8, 2003 regarding fourth quarter and fiscal 2003 year-end results.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                     (Registrant)


                                      By:  /s/ Fred D. Bauer
                                         ----------------------------------
                                               Fred D. Bauer
                                               Vice President-General Counsel
                                               & Secretary

Date: August 8, 2003


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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 ------------
    99 Press release of Applied Industrial Technologies, Inc. dated August 8, 2003.